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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Data of earliest event reported)

                                February 1, 1998

              FIRST SIERRA EQUIPMENT CONTRACT TRUST Series  1998-1
             -----------------------------------------------------
            (exact name of Registrant as specified  in its charter)


          Delaware                     33-84918               52-2063065
-------------------------------     ----------------      --------------------
(State or Other Jurisdiction of     (Commission File         (IRS Employer
         Incorporation)                       Number)      Identification No.)


Suite 7050
600 Travis Street
Houston, TX                                                   77002
-----------------                                             ----------
(Address of Principal Executive)                              (Zip Code)


        Registrant's telephone number, including area code: 713-221-8822



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Item 1.                    Business

The Registrant is a Delaware Business Trust formed solely for the purpose of acquiring from First Sierra Receivables IV, Inc., a bankruptcy remote subsidiary of First Sierra Financial, Inc., certain leases ( the "Leases") and interests in equipment underlying the leases ( together the "Receivables") and securitizing the Receivables through the issuance of Certificates. The Registrant's operations are restricted so that (a) it does not engage in business with, or incur liabilities to, any other entity which may bring bankruptcy proceedings against the Registrant and 9b) the risk is diminished that it will be consolidated into the bankruptcy proceedings of any other entity. The Registrant has no other assets except the Receivables and proceeds thereof.

Item 2.                    Acquisition or Disposition of Assets

         None

Item 7.                    Financial Statements, Pro Forma Financial
                           Information and Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

         1.1 Servicing Report for the collection period ended February 1, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        First Sierra Receivables IV, Inc.


                                        By: /s/ E. R. GEBHART
                                           -------------------
                                        Name:    E. R. Gebhart
                                        Title:   Vice President


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                               INDEX TO EXHIBITS

       1.1    Servicing Report for the collection period ended February 1, 1998.